SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 11, 2003


                             SMARTSERV ONLINE, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-28008                  13-3750708
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(State or Other Jurisdiction        (Commission               (IRS Employer
      of Incorporation)              File No.)             Identification No.)


Metro Center, One Station Place, Stamford, Connecticut                   06902
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (203) 353-5950


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On February 14, 2003, SmartServ Online, Inc. ("SmartServ") entered into a Securities Purchase Agreement (the "Agreement") with Global Capital Funding Group, L.P. ("Global"). Pursuant to the terms and conditions of the Agreement, Global has provided a $1,000,000 loan (the "Loan") to SmartServ. The Loan is evidenced by a $1,000,000 Convertible Note, dated February 14, 2003, which is convertible into shares of SmartServ common stock, par value $.01 per share ("Common Stock"), at a price of $1.10 per share of Common Stock. In consideration for making the Loan, SmartServ (i) issued a warrant to purchase 200,000 shares of Common stock to Global at an initial exercise price per share of $1.611 and (ii) granted Global a first priority security interest in certain of its assets specified on Exhibit A to the Security Agreement, dated February 14, 2003.

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On or about June 4, 1999, Michael Fishman, our former Vice President of Sales, commenced an action against us, Sebastian E. Cassetta (our Chairman of the Board and Chief Executive Officer), Steven Francesco (our former President) and four others in the Connecticut Superior Court for the Judicial District of Stamford/Norwalk at Stamford alleging breach of his employment contract, breach of duty of good faith and fair dealing, fraudulent misrepresentation, negligent misrepresentation, intentional misrepresentation and failure to pay wages. On February 11, 2003, after trial, the court found in favor of SmartServ and the individual defendants as to all of Mr. Fishman's claims.

     Attached as Exhibit 99.1 is a press release dated March 3, 2003 relating to the Loan and the result of the Fishman litigation.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)      Exhibits
         --------

          4.1       Form of Warrant to Global
          4.2 Registration Rights Agreement, dated February 14, 2003, between SmartServ and Global
          10.1 Securities Purchase Agreement, dated February 14, 2003, between SmartServ and Global
          10.2      Convertible Note, dated February 14, 2003, to Global
          10.3 Security Agreement, dated February 14, 2003, between SmartServ and Global
          99.1      Press Release dated March 3, 2003

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2003

                                 SMARTSERV ONLINE, INC.



                                 By: /s/ Thomas W. Haller
                                     -------------------------------------------
                                        Name:   Thomas W. Haller
                                        Title:  Senior Vice President and Chief
                                                Financial Officer

                                  EXHIBIT INDEX


         EXHIBIT NO.  DESCRIPTION
         ----------   -----------

          4.1         Form of Warrant to Global
          4.2 Registration Rights Agreement, dated February 14, 2003, between SmartServ and Global
          10.1 Securities Purchase Agreement, dated February 14, 2003, between SmartServ and Global
          10.2        Convertible Note, dated February 14, 2003, to Global
          10.3 Security Agreement, dated February 14, 2003, between SmartServ and Global
          99.1        Press Release dated March 3, 2003